UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21621

Name of Fund:  Defined Strategy Fund Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Mitchell M. Cox, Chief Executive
       Officer, Defined Strategy Fund Inc., 4 World Financial Center, 5th Floor, New York, New York 10080. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (212) 449-8118

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 -    Report to Stockholders


Defined Strategy Fund Inc.

Annual Report
September 30, 2006


(IQ Logo) INVESTMENT ADVISORS
(N Logo) NUVEEN INVESTMENTS


www.IQIAFunds.com


Defined Strategy Fund Inc. seeks total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) as determined once each year (normally two trading days prior to the last day of the calendar year in which the U.S. stock markets are open for trading).

This report, including the financial information herein, is transmitted to shareholders of Defined Strategy Fund Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge at www.IQIAFunds.com/proxyvoting.asp or upon request by calling toll-free 1-877-449-4742 or through the Securities and Exchange
Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.IQIAFunds.com/proxyvoting.asp; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Defined Strategy Fund Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!


Defined Strategy Fund Inc.


Proxy Results


During the six-month period ended September 30, 2006, Defined Strategy Fund Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2006. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted       Shares Withheld
                                                                            For              From Voting
1. To elect the Fund's Board of Directors:    Alan R. Batkin             4,958,344             535,121
                                              Andrew J. Donohue          4,962,159             531,306
                                              Paul Glasserman            4,963,059             530,406
                                              Steven W. Kohlhagen        4,962,159             531,306
                                              William J. Rainer          4,962,639             530,826


Andrew J. Donohue resigned his positions as a Director and Officer of the Fund and as an Officer of the Advisor in May 2006 in order to assume the role of director of the Securities and Exchange Commission's Division of Investment
Management.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Portfolio Information


As of September 30, 2006


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

General Motors Corp.                              13.8%
AT&T, Inc.                                        10.7
Merck & Co., Inc.                                 10.5
Verizon Communications, Inc.                       9.9
Pfizer, Inc.                                       9.8
JPMorgan Chase & Co.                               9.5
The Coca-Cola Co.                                  8.9
Altria Group, Inc                                  8.2
Citigroup, Inc.                                    8.2
E.I. duPont de Nemours & Co.                       8.1



                                               Percent of
Five Largest Industries                        Net Assets

Diversified Telecommunication Services            20.6%
Pharmaceuticals                                   20.3
Diversified Financial Services                    17.7
Automobiles                                       13.8
Beverages                                          8.9



                                               Percent of
Sector Representation                         Net Assets**

Telecommunication Services                        20.6%
Health Care                                       20.5
Financials                                        17.7
Consumer Staples                                  17.2
Consumer Discretionary                            14.3
Materials                                          8.1
Information Technology                             0.5
Energy                                           --***
Industrials                                      --***
Other*                                             1.1

   * Includes portfolio holdings in short-term investments.

  ** Total may not equal 100%.

 *** Amount is less than 0.1%.

     For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry and sector sub-classifications for reporting ease. Percents shown include variable prepaid forward contracts.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



A Discussion With Your Fund's Portfolio Manager


We are pleased to provide you with this shareholder report for Defined Strategy Fund Inc. While the Fund is advised by IQ Investment Advisors LLC, the following discussion is provided by Nuveen Asset Management, the Fund's subadviser.

How did the Fund perform during the fiscal year?

The investment objective of Defined Strategy Fund Inc. (the "Fund") is to seek total returns that, exclusive of Fund fees and expenses, exceed the performance of the 10 highest dividend-yielding stocks included in the Dow Jones Industrial Average (SM) ("DJIA(SM)") as determined once each year. In addition, the Fund enters into variable prepaid forward ("VPF") contracts with terms of approximately one year to sell liquid equity securities (the "Other Stocks"). For the 12-month period ended September 30, 2006, the Common Stock of the Fund had a total investment return of +23.16%, based on a change in per share net asset value from $17.75 to $21.16, and assuming reinvestment of all distributions paid during the period, which amounted to approximately $0.55. For comparative purposes, the Fund's unmanaged reference index, the Dow Jones 10 Index (the "Index"), returned +26.41% (including dividend reinvestment) during the same period. The difference between the performance of the Fund and the performance of the Index was primarily due to fees and expenses incurred by the Fund and the performance attributable to the Fund's investments in VPF contracts, which detracted from the Fund's overall performance. It is not possible to make a direct investment in the Index. During the fiscal year, dividends were paid as follows:

October 2005                         $.143 per share
December 2005                        $.145 per share
April 2006                           $.125 per share
July 2006                            $.135 per share

These distributions equate to net annualized dividend yields of 2.59% and 2.79%, based on a fiscal year end per share net asset value of $21.16 and per share market price of $19.65, respectively. It is the intention of the Fund and the portfolio manager to continue to pay dividends on a quarterly schedule going forward.


   Dow Jones Industrial Average and DJIA are service marks of Dow Jones & Company, Inc.

   Standard & Poor's 500, S&P 500, S&P 400 and the S&P 100
   Index are registered trademarks of the McGraw-Hill Companies.

   "Russell 2000" is a registered trademark of the Frank Russell
   Company.


The overall positive returns for the Index and the portfolio during the 12-month period were driven by Merck & Co., Inc., JPMorgan Chase & Co., and AT&T, Inc., which were up 60.97%, 43.26%, and 43.00%, respectively, on a total return basis. The laggards during the period were The Coca-Cola Co. and Altria Group, Inc., which posted positive total returns of 6.37% and 8.42%, respectively.

The Other Stocks are a risk-controlled investment in a 15 to 20-stock portfolio. In exchange for a small upfront charge, the Fund participates in the potential price appreciation of each of the Other Stocks between approximately 4.0% to 7.0%. A failure to appreciate 4.0% results in a loss of the upfront premium while an appreciation above 7.0% results in no additional benefit for the Fund. As of September 30, 2006, nine of the Fund's 16 Other Stocks had negative performance, or had appreciated less than 4.0%, and the remaining seven Other Stocks had appreciated by more than 7.0%.

For a description of the Fund's total investment return based on a change in per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market price of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


Describe the market environment during the fiscal year.

U.S. equities performed exceptionally well during the 12-month period ended September 30, 2006. Large cap stocks, as represented by the Standard & Poor's 500 (R) Index ("S&P 500 (R) Index"), were up 10.79%; mid cap stocks, as represented by the Standard & Poor's 400 (R) Index ("S&P 400 (R) Index"), were up 6.57%; and small cap stocks, as represented by the Russell 2000 (R) Index, were up 9.92%.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



U.S. equities performed very well during the first six months of the period despite headwinds from 15 consecutive increases of the target federal funds rate. The second half of the Fund's fiscal year began with rallies in the S&P 500 Index and the DJIA, rising 2.37% and 5.09%, respectively, between March 31 and May 10. However, growing evidence of a slowing economy and increased inflation concerns resulted in an equity downturn during the middle of the second calendar quarter. From May 10 to June 13, the S&P 500 Index and the DJIA lost 7.30% and 7.79%, respectively, pushing year-to-date returns for the S&P 500 Index into negative territory.

Strong earnings growth and signs that the U.S. Federal Reserve Board was finished with the two-year interest rate tightening cycle helped equities recover from the second calendar quarter sell off. As the third quarter progressed, equities were further boosted by the abatement of inflation fears as energy prices declined dramatically. Strong earnings, lower interest rates and weak commodity prices pushed stocks upward in a nearly continuous fashion. Of particular note was the outperformance of large cap stocks during the six-month period ended September 30, 2006. The largest companies performed remarkably well, as represented by the Standard & Poor's 100 (R) Index ("S&P 100 (R) Index"), which rose 6.67% during the six-month period while small cap stocks underperformed dramatically, as represented by the Russell 2000 Index, which fell 4.61% during the same period.


How did you manage the portfolio during the period?

In accordance with the Fund's prospectus, the Fund has continued to invest substantially all of its assets in the 10 highest dividend-yielding stocks in the DJIA. Trading activity during the fourth quarter of 2005 was driven by the annual rebalancing of the Dow Jones 10 Index and the Fund's annual repurchase offer for outstanding shares. Both events marginally impacted the portfolio as the Fund's underlying holdings in the Dow Jones 10 Index stocks had to be slightly readjusted on the Index reconstitution date, December 31, 2005. The actual stocks in the Index remained unchanged, but their respective weightings changed slightly to account for market gains and losses during 2005. The repurchase offer resulted in the repurchase of 25% of the Fund's outstanding shares (the maximum amount permissible under applicable law) and appropriate liquidity was maintained to accommodate the repurchase offer.

In addition, during the fourth quarter of 2005, the Fund's original VPF contracts matured, resulting in the delivery of the Other Stocks to offset these positions. At the various expiration dates of the VPF contracts in the original portfolio, the Fund made its full economic gain on six of the fifteen Other Stocks and a partial gain on one. Eight of the fifteen Other Stock transactions expired out-of-the-money.

As each VPF contract matured, a new Other Stock VPF contract was executed to maintain the Fund's economic exposure to the new Other Stock portfolio. The fifteen VPF contracts were replaced by a total of sixteen new contracts. The new contracts were structured so that in total 2% of the Fund's capital is at risk on the contracts. The Fund will participate in the appreciation of the Other Stocks between approximately 4.0% and 7.0%. Any loss in the Other Stocks due to their potential decline is strictly limited by the risk-controlled structure of the VPF contracts.


Rob A. Guttschow
Portfolio Manager


October 11, 2006



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Schedule of Investments


                                                       Shares
Industry       Common Stocks                             Held          Value

Automobiles--13.8%

               General Motors Corp.                   492,389    $   16,376,858

Beverages--8.9%

               The Coca-Cola Co.                      237,375        10,605,915

Biotechnology--4.7%

               Genentech, Inc. (a)                     68,000         5,623,600

Chemicals--8.1%

               E.I. du Pont de Nemours & Co.          225,073         9,642,127

Communications Equipment--13.5%

               Cisco Systems, Inc. (a)                372,000         8,556,000
               Corning, Inc. (a)                      307,500         7,506,075
                                                                 --------------
                                                                     16,062,075

Diversified Financial Services--17.7%

               Citigroup, Inc.                        196,755         9,772,821
               JPMorgan Chase & Co.                   240,780        11,307,029
                                                                 --------------
                                                                     21,079,850

Diversified Telecommunication
Services--20.6%

               AT&T, Inc.                             390,150        12,703,284
               Verizon Communications, Inc.           317,229        11,778,713
                                                                 --------------
                                                                     24,481,997

Energy Equipment & Services--8.8%

               Nabors Industries Ltd. (a)             168,000         4,998,000
               Pride International, Inc. (a)          198,500         5,442,870
                                                                 --------------
                                                                     10,440,870

Food Products--5.5%

               Del Monte Foods Co.                    627,000         6,552,150

Health Care Equipment & Supplies--5.4%

               Zimmer Holdings, Inc. (a)               95,000         6,412,500

Health Care Providers & Services--5.3%

               WellPoint, Inc. (a)                     82,000         6,318,100

Internet & Catalog Retail--5.4%

               IAC/InterActiveCorp (a)                224,500         6,456,620



                                                       Shares
Industry       Common Stocks                             Held          Value

Machinery--4.6%

               Navistar International Corp. (a)       214,500    $    5,538,390

Media--6.4%

               EchoStar Communications Corp.
                 Class A (a)                          231,000         7,562,940

Pharmaceuticals--20.3%

               Merck & Co., Inc.                      300,744        12,601,174
               Pfizer, Inc.                           409,768        11,621,020
                                                                 --------------
                                                                     24,222,194

Semiconductors & Semiconductor
Equipment--8.8%

               Nvidia Corp. (a)                       356,000        10,534,040

Specialty Retail--21.8%

               AutoNation, Inc. (a)                   295,500         6,175,950
               Charming Shoppes, Inc. (a)             496,000         7,082,880
               Office Depot, Inc. (a)                 219,500         8,714,150
               Pacific Sunwear of California,
                 Inc. (a)                             260,500         3,928,340
                                                                 --------------
                                                                     25,901,320

Tobacco--8.2%

               Altria Group, Inc.                     128,215         9,814,858

               Total Common Stocks
               (Cost--$204,570,324)--187.8%                         223,626,404



        Face
      Amount   Short-Term Securities

Time Deposits--1.1%

$  1,259,796   State Street Bank & Trust Co., 4.25% due 10/02/2006    1,259,796

               Total Short-Term Securities
               (Cost--$1,259,796)--1.1%                               1,259,796


Total Investments (Cost--$205,830,120*)--188.9%                     224,886,200
Liabilities in Excess of Other Assets--(88.9%)                    (105,805,568)
                                                                 --------------
Net Assets--100.0%                                               $  119,080,632
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    210,200,065
                                                   ================
    Gross unrealized appreciation                  $     23,644,007
    Gross unrealized depreciation                       (8,957,872)
                                                   ----------------
    Net unrealized appreciation                    $     14,686,135
                                                   ================

(a) Non-income producing security.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These classifications are unaudited.

o Variable prepaid forward contracts as of September 30, 2006 were as follows:

       Shares
         Held   Issue++                                               Value

      295,500   AutoNation, Inc.                            $   (6,134,876)
      496,000   Charming Shoppes, Inc.                          (6,955,210)
      372,000   Cisco Systems, Inc.                             (8,361,779)
      307,500   Corning, Inc.                                   (7,350,849)
      627,000   Del Monte Foods Co.                             (6,461,611)
      231,000   EchoStar Communications Corp. Class A           (7,392,485)
       68,000   Genentech, Inc.                                 (5,606,580)
      224,500   IAC/InterActiveCorp                             (6,370,839)
      168,000   Nabors Industries Ltd.                          (4,987,315)
      214,500   Navistar International Corp.                    (5,511,835)
      356,000   Nvidia Corp.                                   (10,349,952)
      219,500   Office Depot, Inc.                              (8,528,299)
      260,500   Pacific Sunwear of California, Inc.             (3,925,943)
      198,500   Pride International, Inc.                       (5,415,814)
       82,000   WellPoint, Inc.                                 (6,260,077)
       95,000   Zimmer Holdings, Inc.                           (6,337,165)
                                                             --------------
                Total (Proceeds--$101,617,871)               $(105,950,629)
                                                             ==============

                  ++ Non-income producing securities.

    See Notes to Financial Statements.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Statement of Assets, Liabilities and Capital

As of September 30, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$205,830,120)                           $   224,886,200
       Receivables:
           Dividends                                                                           $       298,134
           Interest                                                                                        149            298,283
                                                                                               ---------------
       Prepaid expenses                                                                                                    10,616
                                                                                                                  ---------------
       Total assets                                                                                                   225,195,099
                                                                                                                  ---------------

Liabilities

       Variable prepaid forward contracts, at value (proceeds--$101,617,871)                                          105,950,629
       Investment adviser                                                                                                  73,866
       Accrued expenses                                                                                                    89,972
                                                                                                                  ---------------
       Total liabilities                                                                                              106,114,467
                                                                                                                  ---------------
       Net Assets
       Net assets                                                                                                 $   119,080,632
                                                                                                                  ===============

Capital

       Common Stock, par value $.001 per share, 100,000,000 shares authorized                                     $         5,629
       Paid-in capital in excess of par                                                                               109,626,432
       Undistributed investment income--net                                                    $       782,180
       Accumulated realized capital losses--net                                                    (6,056,931)
       Unrealized appreciation--net                                                                 14,723,322
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  9,448,571
                                                                                                                  ---------------
       Total Capital--Equivalent to $21.16 per share based on 5,628,927 shares of Common Stock
       outstanding (market price--$19.65)                                                                         $   119,080,632
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Statement of Operations

For the Year Ended September 30, 2006
Investment Income

       Dividends                                                                                                  $     4,571,215
       Interest                                                                                                            61,523
                                                                                                                  ---------------
       Total income                                                                                                     4,632,738
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       928,288
       Professional fees                                                                                94,285
       Directors' fees and expenses                                                                     59,032
       Licensing fees                                                                                   49,903
       Transfer agent fees                                                                              38,757
       Accounting services                                                                              28,991
       Repurchase offer fees                                                                            27,640
       Printing and shareholder reports                                                                 25,118
       Custodian fees                                                                                   19,021
       Listing fees                                                                                     16,572
       Pricing fees                                                                                      1,073
       Other                                                                                            12,488
                                                                                               ---------------
       Total expenses                                                                                                   1,301,168
                                                                                                                  ---------------
       Investment income--net                                                                                           3,331,570
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on:
           Investments--net                                                                        (4,291,757)
           Variable prepaid forward contracts--net                                                 (1,759,364)        (6,051,121)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                         18,946,379
           Variable prepaid forward contracts--net                                                   6,691,687         25,638,066
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                         19,586,945
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    22,918,515
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Statements of Changes in Net Assets
                                                                                                                  For the Period
                                                                                                    For the        December 28,
                                                                                                   Year Ended       2004++ to
                                                                                                 September 30,    September 30,
Increase (Decrease) in Net Assets:                                                                    2006             2005
Operations

       Investment income--net                                                                  $     3,331,570    $     3,035,502
       Realized loss--net                                                                          (6,051,121)            (5,810)
       Change in unrealized appreciation/depreciation--net                                          25,638,066       (10,914,744)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from operations                              22,918,515        (7,885,052)
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                      (3,627,054)        (1,958,721)
                                                                                               ---------------    ---------------

Common Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        143,250,000
       Offering cost resulting from issuance of Common Stock                                                --          (300,000)
       Net redemption of Common Stock resulting from a repurchase offer
       (includes $18,763 of repurchase fees)                                                      (33,417,064)                 --
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from Common Stock transactions             (33,417,064)        142,950,000
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                    (14,125,603)        133,106,227
       Beginning of period                                                                         133,206,235            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   119,080,632    $   133,206,235
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       782,180    $     1,077,664
                                                                                               ===============    ===============

          ++ Commencement of operations.

             See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Statement of Cash Flows

For the Year Ended September 30, 2006
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $    22,918,515
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                        308,808
           Increase in other assets                                                                                      (10,616)
           Increase in other liabilities                                                                                   67,402
           Realized and unrealized gain--net                                                                         (19,586,945)
       Proceeds from sales of long-term securities                                                                    183,283,890
       Purchases of long-term securities                                                                            (112,614,579)
       Proceeds from sales of short-term investments--net                                                               1,197,170
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                       75,563,645
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash payments of variable prepaid foreign contracts                                                           (38,514,673)
       Net redemption of Common Stock from repurchase offer                                                          (33,417,064)
       Cash payments on offering costs                                                                                    (4,854)
       Dividends paid to shareholders                                                                                 (3,627,054)
                                                                                                                  ---------------
       Cash used for financing activities                                                                            (75,563,645)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                    --
       Cash at beginning of year                                                                                               --
                                                                                                                  ---------------
       Cash at end of year                                                                                                     --
                                                                                                                  ===============

       See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006

Financial Highlights
                                                                                                                  For the Period
                                                                                                    For the        December 28,
                                                                                                   Year Ended       2004++ to
The following per share data and ratios have been derived                                        September 30,    September 30,
from information provided in the financial statements.                                                2006             2005
Per Share Operating Performance

       Net asset value, beginning of period                                                    $         17.75    $         19.10
                                                                                               ---------------    ---------------
       Investment income--net**                                                                            .54                .40
       Realized and unrealized gain (loss)--net                                                       3.42++++             (1.45)
                                                                                               ---------------    ---------------
       Total from investment operations                                                                   3.96             (1.05)
                                                                                               ---------------    ---------------
       Less dividends from investment income--net                                                        (.55)              (.26)
                                                                                               ---------------    ---------------
       Offering costs resulting from the issuance of Common Stock                                           --              (.04)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $         21.16    $         17.75
                                                                                               ===============    ===============
       Market price per share, end of period                                                   $         19.65    $         16.25
                                                                                               ===============    ===============

Total Investment Return+++++

       Based on net asset value per share                                                               23.16%         (5.63%)+++
                                                                                               ===============    ===============
       Based on market price per share                                                                  24.93%        (17.49%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses, net of reimbursement                                                                    1.15%             1.01%*
                                                                                               ===============    ===============
       Expenses                                                                                          1.15%             1.02%*
                                                                                               ===============    ===============
       Investment income--net                                                                            2.94%             2.89%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $       119,081    $       133,206
                                                                                               ===============    ===============
       Portfolio turnover***                                                                            48.37%                 0%
                                                                                               ===============    ===============

         * Annualized.

        ** Based on average shares outstanding.

       *** Includes the periodic turnover of the securities related to the variable prepaid forward contracts.

        ++ Commencement of operations.

      ++++ Includes repurchase fees, which are less than $.01 per share.

       +++ Aggregate total investment return.

     +++++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

           See Notes to Financial Statements.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
The Defined Strategy Fund Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company with a fixed term of existence. The Fund pursues its investment objective by investing substantially all of its net assets, in approximately equal amounts, in the 10 highest dividend-yielding stocks in the Dow Jones Industrial Average (as of a date determined once each year) (the "Stocks"). To enhance its returns, the Fund will simultaneously enter into variable prepaid forward contracts, with terms of approximately one year, to sell liquid equity securities and will use the proceeds to purchase those same liquid equity securities other than the Stocks. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol DSF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements and variable prepaid forward contracts are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed-income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase the return of the Fund. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Variable prepaid forward contracts--The Fund will enter into variable prepaid forward contracts with terms of approximately one year to sell liquid equity securities and will use the sale proceeds to purchase those same liquid equity securities. In a variable prepaid forward contract, the amount of shares (or their cash equivalent) that the seller is required to deliver at maturity varies as a function of the stock's performance. The variable prepaid forward contracts will be prepaid by the counterparties to these transactions and as a result the Fund will not be exposed to any risk that counterparties to these transactions will be unable to meet their obligations under the arrangements. The liquid equity securities may serve as collateral for the Fund's obligation under the variable prepaid forward contracts.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with IQ Investment Advisors LLC ("IQ"), an indirect subsidiary of Merrill Lynch & Co., Inc.
("ML & Co.").



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Notes to Financial Statements (concluded)


IQ is responsible for the investment advisory, management and administrative services to the Fund. In addition, IQ provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund will pay a monthly fee at an annual rate equal to .82% of the average daily value of the Fund's net assets plus borrowings (not including variable prepaid forward contracts) for leverage and other investment purposes. IQ has entered into a Subadvisory Agreement with Nuveen Asset Management ("Nuveen") pursuant to which Nuveen provides certain investment advisory services to IQ with respect to the Fund. For such services, IQ will pay Nuveen a monthly fee at an annual rate equal to .35% of the average daily value of the Fund's net assets plus borrowings for leverage and other investment purposes.

Effective October 2, 2006, IQ has entered into an Administration Agreement with Princeton Administrators, LLC (the "Administrator"). The Administration Agreement provides that IQ will pay the Administrator a fee at the annual rate of .12% of the Fund's average daily net assets for the performance of administrative and other services necessary for the operation of the Fund. The Administrator is an indirect subsidiary of BlackRock, Inc. ("BlackRock"). ML & Co. owns up to a 49.8% economic interest (which includes up to a 45% voting interest) in BlackRock.

Certain officers and/or directors of the Fund are officers and/or directors of IQ and/or ML & Co.

In February 2006, ML & Co. and BlackRock entered into an agreement to contribute ML & Co.'s investment management business to the investment management business of BlackRock. The transaction closed on September 29, 2006.

Commencing September 29, 2006, certain officers of the Fund are officers of BlackRock or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006 were $112,614,579 and $183,283,890, respectively.


4. Common Stock Transactions:
The Fund is authorized to issue 100,000,000 shares of stock, all of which are initially classified as Common Stock par value $.001. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of Common Stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended September 30, 2006 decreased by 1,876,309 as a result of a repurchase offer and, during the period December 28, 2004 to September 30, 2005 increased by 7,500,000 from shares sold.

The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals. The shares tendered in the repurchase offer will be subject to a repurchase fee retained by the Fund to compensate the Fund for expenses directly related to the repurchase offer.


5. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended September 30, 2006 and 2005 was as follows:


                                           September          September
                                                2006               2005

Distributions paid from:
   Ordinary income                    $    3,627,054    $     1,958,721
                                      --------------    ---------------
Total taxable distribution            $    3,627,054    $     1,958,721
                                      ==============    ===============


As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net                      $       782,180
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               782,180
Capital loss carryforward                                      (5,810)*
Unrealized gains--net                                       8,672,201**
                                                        ---------------
Total accumulated earnings--net                         $     9,448,571
                                                        ===============

 * On September 30, 2006, the Fund had a net capital loss carry-forward of $5,810, all of which expires in 2014.

** The difference between book basis and tax basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October capital losses for tax purposes.


6. Subsequent Event:
The Fund paid an ordinary income dividend to holders of Common Stock in the amount of $.138957 per share on October 31, 2006 to shareholders of record on October 23, 2006.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Defined Strategy Fund Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Defined Strategy Fund Inc., as of September 30, 2006, and the related statements of operations and of cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 28, 2004 (commencement of operations) through September 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Defined Strategy Fund Inc. as of September 30, 2006, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period December 28, 2004 through September 30, 2005, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a) The Fund will make offers to repurchase its shares at annual (approximately 12-month) intervals pursuant to Rule 23c-3 under the 1940 Act ("Offers"). The Board of Directors may place such conditions and limitations on an Offer, as may be permitted under Rule 23c-3.

b) The repurchase request deadline for each Offer, by which the Fund must receive repurchase requests submitted by shareholders in response to the most recent Offer, will be determined by reference to the Fund's initial repurchase request deadline of December 22, 2005, and thereafter upon the approximate anniversary date of the repurchase request deadline for the previous year (the "Repurchase Request Deadline").

c) The maximum number of days between a Repurchase Request Deadline and the next repurchase pricing date will be fourteen days; provided that if the fourteenth day after a Repurchase Request Deadline is not a business day, the repurchase pricing date shall be the next business day (the "Repurchase Pricing Date").

d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3. (For further details, see Note 4 to the Financial Statements.)

Under the terms of the Offer for the most recent annual period, the Fund offered to purchase up to 1,876,309 shares from shareholders at an amount per share equal to the Fund's net asset value per share calculated as of the close of business of the NYSE on January 5, 2006, eight business days after Thursday, December 22, 2005, the Repurchase Request Deadline. As of January 5, 2006, 1,876,309 shares, or 25% of the Fund's outstanding shares, were purchased by the Fund at $17.82 per share (subject to a repurchase fee of 0.10% of the net asset value per share); the Fund's net asset value per share was determined as of 4:00 p.m. EST, Thursday, January 5, 2006.



Important Tax Information


The following information is provided with respect to the ordinary income distributions paid by Defined Strategy Fund Inc. during the fiscal year ended September 30, 2006:

Qualified Dividend Income for Individuals                                       100%
Dividends Qualifying for the Dividends Received Deduction for Corporations      100%


Fund Certification


In July 2006, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Disclosure of Investment Advisory Agreement


Renewal of Investment Advisory and Management Agreement

The Board of Directors of the Fund, currently consisting solely of directors who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act") (such directors, the "Independent Directors"), has the responsibility under the Investment Company Act to consider annually the Investment Advisory and Management Agreement of the Fund (the "Management Agreement"). The Fund's Board of Directors receives, reviews and evaluates information concerning the services and personnel of IQ Investment Advisors LLC ("IQ Advisors") and its affiliates at each quarterly meeting of the Board of Directors. While particular emphasis is placed on information concerning profitability, comparability of fees, total expenses and the Fund's investment performance at meetings at which a renewal of the Management Agreement is considered, the process of evaluating IQ Advisors and the Fund's investment advisory arrangements is an ongoing one. In this regard, the Board's consideration of the nature, extent and quality of the services provided by IQ Advisors under the Management Agreement is expected to include deliberations at future quarterly meetings.

At a Board meeting held on June 5, 2006, the Directors voted to renew the Management Agreement for an additional one-year term. In considering whether to approve the Management Agreement, the Directors reviewed a meeting book and other materials from counsel to the Fund and from IQ Advisors which: (i) included information concerning the services rendered to the Fund by IQ Advisors and IQ Advisors' affiliates; (ii) contained information concerning the revenues and expenses incurred by IQ Advisors and its affiliates from the operation of the Fund; and (iii) outlined the legal duties of the Board under the Investment Company Act. The Board also received information from Lipper, Inc. ("Lipper") comparing the Fund's fee rate for advisory and administrative services to those of other closed-end funds chosen by Lipper. In voting to approve the renewal of the Fund's Management Agreement, the Board considered in particular the following factors:

(a) The nature, extent and quality of services provided by IQ Advisors and its affiliates--The Directors reviewed the services that IQ Advisors has provided to the Fund. The Board considered the size, education and experience of IQ Advisors' staff, its use of technology, and the degree to which IQ Advisors exercises supervision over the actions of the Fund's subadviser. In connection with the investment advisory services provided, the Board of Directors discussed in detail with officers of IQ Advisors the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions entered into on behalf of the Fund. During this discussion, the Directors asked detailed questions of, and received answers from, the officers of IQ Advisors regarding the implementation of the Fund's investment strategy, its efficacy and risks.

In addition to the investment advisory services provided to the Fund, the Board of Directors considered that IQ Advisors and its affiliates (including Princeton Administrators LLC, whose Administration Agreement with IQ Advisors the Board approved on September 26, 2006) also provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. In particular, the Board of Directors reviewed the compliance and administrative services provided to the Fund by IQ Advisors, including its oversight of the Fund's day-to-day operations and its oversight of Fund accounting. The Board noted that IQ Advisors has an administrative, legal and compliance staff that helps ensure a high level of quality in the compliance and administrative services provided to the Fund. The Board also considered the Fund's compliance history. Based on the presentations at the meeting and the Directors' experience as directors of other investment companies advised by IQ Advisors, the Board of Directors concluded that the services provided to the Fund by IQ Advisors under the Management Agreement were of a high quality and benefited the Fund.

(b) Investment performance of the Fund and IQ Advisors--The Directors considered the history, experience, resources and strengths of IQ Advisors and its affiliates in developing and implementing the investment strategies used by the Fund. The Board of Directors also considered the innovative nature of the Fund. The Board noted that the Fund uses a unique investment strategy and that comparisons of the Fund's investment performance to the performance of other investment companies were generally not meaningful. The Board reviewed the Fund's investment performance and compared such performance to the performance of a relevant reference index. The Directors discussed the degree to which the Fund was achieving its investment objective, noting that the Fund had been in operation for a relatively short period of time. In particular, the Board noted that the Fund generally performed as expected relative to its reference index and met its investment objective. As a result of their discussions and review, the Directors concluded that the Fund's performance was satisfactory.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Disclosure of Investment Advisory Agreement (continued)


Based on these factors, the Directors determined that IQ Advisors continued to be an appropriate investment adviser for the Fund.

(c) Cost of the services provided and profits realized by IQ Advisors and its affiliates from the relationship with the Fund--The Directors reviewed and considered a memorandum from IQ Advisors regarding the methodology used by IQ Advisors in allocating its costs regarding the operations of the Fund and calculating the Fund's profitability (if any) to IQ Advisors and its affiliates. The Directors also reviewed and considered a report prepared by independent consultants engaged by the Directors to review and evaluate IQ Advisors' methodology in calculating profitability. After discussions with the independent consultants, who participated in the meeting, and reviewing their report, the Directors concluded that there was a reasonable basis for the allocation of costs and the determination of profitability. The Directors considered the cost of the services provided by IQ Advisors to the Fund and the revenue derived by IQ Advisors and its affiliates. The Directors discussed with representatives of IQ Advisors its general level of profitability, and the profits derived by its affiliates, including Merrill Lynch Investment Managers, L.P. ("MLIM")(now BlackRock)++, from operating the Fund. The Board also considered the direct and indirect benefits derived by other IQ Advisors affiliates, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), from the establishment of the Fund, including the underwriting arrangements relating to the initial distribution of Fund shares. The Board considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board concluded that any profits made by IQ Advisors and its affiliates (including MLIM (now BlackRock) and MLPF&S) are acceptable in relation to the nature, extent and quality of services provided. The Board also concluded that the Fund benefited from these services.


 ++ In February 2006, Merrill Lynch & Co., Inc. ("ML & Co.")
    and BlackRock, Inc. ("BlackRock") entered into an agreement to contribute ML & Co.'s investment management business to the investment management business of BlackRock. The transaction closed on September 29, 2006.


(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale--The Board considered the extent to which economies of scale might be realized if the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board noted that, because the Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Board also noted that the Fund is an interval fund that periodically allows stockholders to tender their shares to the Funds and that such tender offers reduce the amount of Fund assets. In consideration of these and other factors, the Board determined that no changes were currently necessary to the Fund's fee structure. The Directors also discussed the renewal requirements for investment advisory agreements, and determined that they would revisit this issue no later than when they next review the investment advisory fees after the one-year renewal term of the Management Agreement.

(e) Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients--The Directors compared both the services rendered and the fees paid under the Management Agreement to the contracts of other investment advisers with respect to other closed-end registered investment companies. In particular, the Directors evaluated the Fund's contractual fee rate for advisory and administrative services as compared to the contractual fee rate of other closed-end funds chosen by Lipper. In considering this information, the Directors took into account the unique nature of the investment strategies of the Fund and the fact that the relevant peer group of funds provided by Lipper for comparison might have investment strategies and restrictions different from those of the Fund. The Board did not consider compensation paid with respect to accounts other than registered investment companies because IQ Advisors utilizes the Fund's strategy in connection with only its registered funds. In particular, the Board noted that the Fund's contractual management fee rate at a common asset level was lower than the median fee rate of its peer funds.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Conclusion--No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Directors concluded that the advisory fee rate of the Fund was reasonable in relation to the services provided by IQ Advisors to the Fund, as well as the costs incurred and benefits gained by IQ Advisors and its affiliates in providing such services, including the investment advisory and administrative components. The Board also found the investment advisory fees to be reasonable in comparison to the fees charged by advisers to other funds of similar size. As a result, the Board of Directors of the Fund approved the renewal of the Management Agreement. The Directors were represented by independent legal counsel who assisted them in their deliberations.


Renewal of Investment Subadvisory Agreement

The Board of Directors of the Fund, currently consisting solely of Independent Directors, at a meeting held on June 5, 2006 considered and approved the renewal of the current Investment Subadvisory Agreement of the Fund (the "Subadvisory Agreement"). At each quarterly meeting of the Board of Directors, the Fund's Board receives, reviews and evaluates information concerning the services and personnel of Nuveen Asset Management ("Nuveen" or the "Subadviser"), as subadviser to the Fund. While particular emphasis is placed on information concerning the Fund's investment performance at meetings at which a renewal of the Subadvisory Agreement is considered, the process of evaluating the Subadviser and the Fund's subadvisory arrangements is an ongoing one.

(a) The nature, extent and quality of services provided by the Subadviser--The Directors reviewed the services that the Subadviser provides to the Fund. In connection with the investment subadvisory services provided to the Fund, the Directors discussed in detail with officers of IQ Advisors and members of the Subadviser's portfolio management team, the management of the Fund's investments in accordance with the Fund's stated investment objective and policies and the types of transactions that have been entered into on behalf of the Fund. Drawing on their collective industry experience, the Directors discussed the Fund's investment strategy with representatives from the Subadviser, including discussions regarding the premises underlying the Fund's investment strategy, its efficacy and potential risks. The Directors also considered the favorable history, reputation and background of the Subadviser and its personnel, and the substantial experience of the Subadviser's portfolio management team. The Board of Directors concluded that the services provided to the Fund by the Subadviser under the Subadvisory Agreement were of a high quality and would continue to benefit the Fund.

(b) Investment performance of the Fund and the Subadviser--The Board of Directors of the Fund received and considered information about the Fund's investment performance in comparison to the performance of its reference index and also in light of its stated investment objective and made the determinations discussed above under "Renewal of Investment Advisory and Management Agreement." Based on these factors, the Directors determined that the Subadviser continued to be appropriate for the Fund.

(c) Cost of the services provided and profits realized by the Subadviser from its relationship with the Fund--The Directors noted that profitability data was not provided with respect to the Subadviser and concluded that such data was unnecessary because such subadvisory arrangements were entered into at "arm's length" between Nuveen and IQ Advisors.

The Fund's Board of Directors then considered the potential direct and indirect benefits to the Subadviser and its affiliates from their relationship with the Fund, including the reputational benefits from managing the Fund. The Board of Directors concluded that the potential benefits to the Subadviser were consistent with those obtained by other subadvisers in similar types of arrangements.

(d) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale--The Board considered the extent to which economies of scale might be realized if the assets of the Fund increase and whether there should be changes in the subadvisory fee rate or structure in order to enable the Fund to participate in these economies of scale. The Directors noted that the Subadviser's fees are paid by IQ Advisors out of its fees and not by the Fund directly. The Board noted that, because the Fund is a closed-end fund, any increase in asset levels would have to come from the appreciation of Fund assets. The Board also noted that the Fund is an interval fund that periodically allows stockholders to tender their shares to the Fund and that such tender offers reduce the amount of Fund assets. The Directors also discussed the renewal requirements for subadvisory agreements, and determined that they would revisit this issue no later than when they next review the subadvisory fee after the one-year renewal term of the Subadvisory Agreement.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


(e) Comparison of services rendered and fees paid to those under other subadvisory contracts, such as contracts of the same and other investment advisers or other clients--The Board noted the fact that the sub-advisory fee for the Fund was negotiated with IQ Advisors and not payable directly by the Fund. As a result, the Directors did not examine information comparing the fees under the Subadvisory Agreement with the fees of other subadvisers providing investment advice to closed-end registered investment companies. The Board discussed the services rendered by the Subadviser and determined that such services were consistent with those provided by subadvisers generally and sufficient for the management of the Fund. Taking into account the totality of the information and materials provided to the Board as noted above, including the fact that the subadvisory fee for the Fund was negotiated with IQ Advisors and not payable directly by the Fund, the Board concluded that the subadvisory fee for the Fund was reasonable for the services being rendered.

Conclusion--No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, the Directors concluded that the subadvisory fee rate was reasonable in relation to the services provided by the Subadviser. As a result, the Board of Directors approved the renewal of the Subadvisory Agreement. The Directors were represented by independent legal counsel who assisted them in their deliberations.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by The Bank of New York (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. Participation in the Plan generally will not effect the tax-exempt status of exempt interest dividends paid by the Fund. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Funds shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224.



DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Officers and Directors
                                                                                               Number of
                                                                                               IQ Advisors-
                                                                                               Affiliate
                                                                                               Advised Funds    Other Public
                        Position(s)  Length of                                                 and Portfolios   Directorships
                        Held with    Time                                                      Overseen by      Held by
Name, Address & Age     Fund         Served**  Principal Occupation(s) During Past 5 Years     Director         Director
Non-Interested Directors*


Alan R. Batkin          Director &   2004 to   Vice-Chairman, Kissinger Associates, Inc., a         7           Hasbro, Inc.;
P.O. Box 9095           Chairman     present   consulting firm, since 1990.                                     Overseas
Princeton,              of the                                                                                  Shipholding
NJ 08543-9095           Board                                                                                   Group, Inc.;
Age: 62                                                                                                         Cantel Medical
                                                                                                                Corp.; and
                                                                                                                Diamond
                                                                                                                Offshore
                                                                                                                Drilling, Inc.


Paul Glasserman         Director &   2004 to   Professor, Columbia University Business School       7           None
P.O. Box 9095           Chairman     present   since 1991; Senior Vice Dean since July 2004.
Princeton,              of the
NJ 08543-9095           Audit
Age: 44                 Committee


Steven W. Kohlhagen     Director     2005 to   Retired since August 2002; Managing Director,        7           None
P.O. Box 9095                        present   Wachovia National Bank and its predecessors
Princeton,                                     (1992-2002).
NJ 08543-9095
Age: 58


William J. Rainer       Director &   2004 to   Retired since November 2004; Chairman and            7           None
P.O. Box 9095           Chairman of  present   Chief Executive Officer, OneChicago, LLC, a
Princeton,              Nominating             designated contract market (2001 to November
NJ 08543-9095           and                    2004); Chairman, U.S. Commodity Futures
Age: 60                 Corporate              Trading Commission (1999-2001).
                        Governance
                        Committee


  * Each of the Non-Interested Directors is a member of the Audit Committee and the Nominating and
    Corporate Governance Committee.

 ** Each Director will serve for a term of one year and until his successor is elected and qualifies, or his earlier death, resignation or removal as provided in the Fund's Bylaws, charter or by statute.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Mitchell M. Cox         President    2004 to   IQ Investment Advisors LLC, President since April 2004; MLPF&S, First Vice
P.O. Box 9011                        present   President, Head of Global Private Client Market Investments and Origination
Princeton,                                     since 2003; MLPF&S, First Vice President, Head of Structured Products Origination
NJ 08543-9011                                  and Sales (2001-2003); MLPF&S, Director, Head of Structured Products Origination
Age: 40                                        (1997-2001).


Donald C. Burke         Vice         2004 to   IQ Investment Advisors LLC, Treasurer and Secretary since December 2004; Managing
P.O. Box 9011           President,   present   Director of BlackRock, Inc. since 2006; Managing Director of MLIM and Fund Asset
Princeton,              Treasurer              Management, L.P. ("FAM") from 2006; First Vice President of MLIM and FAM (1997
NJ 08543-9011           and                    to 2005) and Treasurer thereof (1999-2006); Vice President of MLIM and FAM
Age: 46                 Secretary              (1990-1997).


Martin G. Byrne         Chief        2006 to   IQ Investment Advisors LLC, Chief Legal Officer since June 2006; Merrill Lynch &
P.O. Box 9011           Legal        present   Co., Inc., Office of General Counsel, Managing Director 2006 to present, First
Princeton,              Officer                Vice President 2002 to 2006, Director 2000 to 2002.
NJ 08543-9011
Age: 44


Jeffrey Hiller          Fund         2004 to   IQ Investment Advisors LLC, Chief Compliance Officer since 2004; Managing Director
P.O. Box 9011           Chief        present   of BlackRock and Fund Chief Compliance Officer since 2006; Chief Compliance
Princeton,              Compliance             Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance
NJ 08543-9011           Officer                Officer of MLIM (Americas Region) (2004-2006); Global Director of Compliance
Age: 55                                        at Morgan Stanley Investment Management (2002-2004); Managing Director
                                               and Global Director of Compliance at Citigroup Asset Management (2000-2002);
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial (1995-2000); Senior Counsel in the SEC's Division
                                               of Enforcement in Washington, DC (1990-1995).


Justin C. Ferri         Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Vice President,
P.O. Box 9011           President    present   Global Private Client Group Market Investments & Origination since 2005; MLPF&S,
Princeton,                                     Vice President, Head Global Private Client Rampart Equity Derivatives (2004-2005);
NJ 08543-9011                                  MLPF&S, Vice President, Co-Head Global Private Client Domestic Analytic Development
Age: 31                                        (2002-2004); mPower Advisors LLC, Vice President, Quantitative Development
                                               (1999-2002).


Jay M. Fife             Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; BlackRock, Director since
P.O. Box 9011           President    present   2006; MLIM, Director from 2000 to 2006; MLPF&S, Director (2000) and Vice President
Princeton,                                     (1997-2000).
NJ 08543-9011
Age: 36


Colleen R. Rusch        Vice         2005 to   IQ Investment Advisors LLC, Vice President since 2005; MLPF&S, Director, Global
P.O. Box 9011           President    present   Private Client Group Market Investment & Origination since July 2005; MLIM,
Princeton,                                     Director from January 2005 to July 2005; Vice President of MLIM (1998-2004).
NJ 08543-9011
Age: 38


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
DSF


Contact Information


For more information regarding the Fund, please visit www.IQIAFunds.com or contact us at 1-877-449-4742.


DEFINED STRATEGY FUND INC.                                   SEPTEMBER 30, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-877-449-4742.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Alan R. Batkin and (2) Steven W. Kohlhagen.

Item 4 -    Principal Accountant Fees and Services

            (a) Audit Fees -  Fiscal Year Ending September 30, 2006 - $22,700
                              Fiscal Year Ending September 30, 2005 - $30,600

            (b) Audit-Related Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $8,400

            (c) Tax Fees -    Fiscal Year Ending September 30, 2006 - $6,000
                              Fiscal Year Ending September 30, 2005 - $14,450

            The nature of the services include tax compliance, tax advice and tax planning.

            (d) All Other Fees -
                              Fiscal Year Ending September 30, 2006 - $0
                              Fiscal Year Ending September 30, 2005 - $0

            (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2)  0%

            (f) Not Applicable

            (g) Fiscal Year Ending September 30, 2006 - $2,170,750
                Fiscal Year Ending September 30, 2005 - $6,294,388

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $1,110,000 , 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            Alan R. Batkin
            Steven W. Kohlhagen
            Paul Glasserman
            William J. Rainer

Item 6 -    Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

            Proxy Voting Policies and Procedures

            Each Fund's Board of Directors has delegated to IQ Investment Advisors LLC, and/or any sub-investment adviser approved by the Board of Directors (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

            In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

            The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis--such as approval of mergers and other significant corporate transactions--akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

            To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

            The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

            From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

            In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties.

            In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

            The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

            * Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

            * Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

            * Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

            * Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

            * Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

            * Routine proposals related to requests regarding the formalities of corporate meetings.

            * Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective that the Investment Company Act envisions will be approved directly by shareholders.

            * Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of September 30, 2006.

            (a)(1) Mr. Rob A. Guttschow, CFA is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager") since 2004. Mr. Guttschow is Managing Director and Overlay Manager of Nuveen Asset Management ("NAM"). He is responsible for developing and implementing derivatives-based hedging strategies for NAM. Mr. Guttschow joined NAM in May 2004. Mr. Guttschow was a Managing Director and Senior Portfolio Manager at Lotsoff Capital Management ("LCM") from 1993 until 2004. While at LCM,
                   Mr. Guttschow managed a variety of taxable fixed income portfolios and enhanced equity index products totaling
                   $1.5 billion. Mr. Guttschow is a Chartered Financial Analyst ("CFA") and a member of the Association for Investment Management Research. He has served as a member of the TRIAD group for the Investment Analyst Society of Chicago.
                   Education: University of Illinois at Urbana/Champaign, B.S., M.B.A., CFA.

            (a)(2) As of September 30, 2006:

<CAPTIION>
                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Rob
   Guttschow,
   CFA                              1                0               0             0                 0                 0
                      $   221,083,176       $        0      $        0    $        0        $        0        $        0

            (iv) Potential Material Conflicts of Interest

            Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

            Certain investments may be appropriate for the Fund and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Adviser and its affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser and its affiliates to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance-based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

            To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his or her time and attention among relevant accounts.

            In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

            MLIM has adopted policies and procedures designed to address conflicts of interest its portfolio managers may face.

            (a)(3) As of September 30, 2006:

            Portfolio Manager Compensation

            Mr. Guttschow's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The Subadviser's compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining Mr. Guttschow's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by Mr. Guttschow's investment team, the investment performance of the accounts managed by Mr. Guttschow, and the overall performance of Nuveen Investments, Inc. (the parent company of the Subadviser). Although investment performance is a factor in determining Mr. Guttschow's compensation, it is not necessarily a decisive factor. Additionally, although the Subadviser will use a proprietary benchmark consisting of a composite of the performance of the DJIA (SM) and a series of hypothetical call options written on the DIAMONDS Trust (a passively managed investment trust that seeks investment results that generally correspond to the price and yield performance of the DJIASM) to evaluate Mr. Guttschow's performance, it is only one factor used in deciding upon his compensation.

            Base salary. Mr. Guttschow is paid a base salary that is set at a level determined by the Subadviser in accordance with its overall compensation strategy discussed above. The Subadviser is not under any current contractual obligation to increase Mr. Guttschow's base salary.

            Cash bonus. Mr. Guttschow is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by Mr. Guttschow's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the Subadviser's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the Subadviser's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

            Long-term incentive compensation. Mr. Guttschow is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

            Material Conflicts of Interest.   Mr. Guttschow's simultaneous
            management of the Fund and the other registered investment company noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other account. The Subadviser, however, believes that such potential conflicts are mitigated by the fact that this Fund and the one other fund currently managed by Mr. Guttschow are not actively managed with respect to the equity securities chosen for each fund's portfolio and will generally change their core equity portfolio holdings at different times.

            The Subadviser has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Subadviser has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

            (a)(4) Beneficial Ownership of Securities.    As of September 30,
                   2006, Mr. Guttschow does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -   Submission of Matters to a Vote of Security Holders - Not
            Applicable

Item 11 -   Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
            (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Defined Strategy Fund Inc.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: November 17, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Mitchell M. Cox
       -------------------
       Mitchell M. Cox,
       Chief Executive Officer of
       Defined Strategy Fund Inc.


Date: November 17, 2006


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       Defined Strategy Fund Inc.


Date: November 17, 2006